Statements of Net Assets Available for Benefits - EBP 002 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
EBP, Statement of Net Asset Available for Benefit [Line Items]
Investments, at fair value (Note 4)	$ 1,694,875	$ 1,366,147
Receivables:
Employer contributions	20,289	27,802
Notes receivable from participants	28,038	21,540
Total receivables	48,327	49,342
Net assets available for benefits	$ 1,743,202	$ 1,415,489